AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

2nd Quarter 2018

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

July 20, 2018

Summary

●	Year-to-date through June, HIT’s gross and net returns exceeded the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate), by 24 and 4 basis points, respectively, with gross and net returns of -1.38% and -1.58%, compared to -1.62% for the Barclays Aggregate. However, for the second quarter, the HIT underperformed the Barclays Aggregate on a gross and net basis with returns of -0.20% and -0.30%, respectively, versus -0.16% for the Barclays Aggregate.
●	During the second quarter, interest rates rose, the yield curve continued to flatten and spreads widened across many products, resulting in negative fixed income returns for the investment grade fixed income market (represented by the Barclays Aggregate) for the quarter. HIT’s duration strategy of being slightly short versus the benchmark helped its relative returns as rates increased across the yield curve.
●	HIT’s performance relative to the Barclays Aggregate lagged for the quarter, largely due to spread widening on HIT’s high credit quality multifamily mortgage-backed securities (MBS) and solid performance of single-family fixed-rate mortgage-backed securities, which the HIT is underweight.
●	With four construction-related commitments totaling $143 million year-to-date, the HIT continued to build on its $422 million of construction-related commitments for 19 projects during 2017. The HIT seeks to add to its pipeline of projects to finance over the remainder of 2018 and into 2019.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended June 30, 2018 was -0.59%, 1.40%, 2.17%, and 3.68%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Second Quarter Performance

The HIT executed its long-standing strategy of overweighting high credit quality multifamily MBS, excluding corporate bonds, and underweighting Treasury securities. It also continued to maintain its duration position to be slightly shorter than the Barclays Aggregate. For the second quarter of 2018, the Barclays Aggregate outperformed the HIT on a gross basis by 4 basis points and on a net basis by 14 basis points. HIT’s gross and net returns were -0.20% and -0.30%, respectively, versus -0.16% for the benchmark. HIT’s gross and net returns exceeded the Barclays Aggregate for the year-to-date period ending June 30; its gross returns beat the benchmark for the 1-, 3-, 5-, and 10-year periods, while its net returns lagged for those periods.

The graph below also compares HIT’s returns to the AAA component of the Barclays Aggregate, which has similar credit quality and duration to the HIT. It illustrates the value over the longer term of HIT’s consistent strategy of investing in high credit quality multifamily MBS, (which represented over 70% of the portfolio as of June 30).

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Positive contributions to HIT’s 2nd quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table below).
●	Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -100 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.0% of the index as of June 30, 2018.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 6, -31, -89 and -122 basis points, respectively. Over 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to 72% for the Barclays Aggregate at the end of June.
●	The portfolio’s slightly short relative duration as Treasury rates rose across the yield curve. Two-, 5-, 7-, 10- and 30-year rates rose by 26, 18, 14, 12 and 1 basis points, respectively.

Negative impacts to HIT’s 2nd quarter relative performance included:

●	Performance by agency multifamily MBS in HIT’s portfolio as spreads to Treasuries widened for both FHA/Ginnie Mae and Fannie Mae products.
o	FHA/Ginnie Mae permanent loan certificates and construction/permanent loan certificates each widened by approximately 8.5 basis points
o	Various fixed-rate Fannie Mae DUS security structures also widened, with the “benchmark” 10/9.5 structure increasing by about 14 basis points

The HIT held 8.5%, 7.3%, and 24.1% of its portfolio, respectively, in these three single loan security types at the end of June. Together they comprised nearly 40% of HIT’s portfolio, but are not represented in the Barclays Aggregate.

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the index with excess returns of 15 basis points. The HIT was underweight to this sector with a 17.5% allocation versus 28.1% in the Barclays Aggregate as of June 30.

Market Environment

After reaching record levels early in the year, volatility increased in U.S. equity markets; overall, U.S. equity prices ended the second quarter higher than the first quarter. Tariff announcements and threats by the Trump Administration and retaliation by other countries escalated trade tensions and fostered trade war fears during the quarter. Concerns over the political situation in Italy as well as other geopolitical concerns also impacted the markets.

In the second quarter, the U.S. economy expanded at a faster rate than in the first quarter (estimated at more than 4% versus 2% in the first quarter). During the quarter, the labor market remained strong, with an average monthly nonfarm payroll increase of 211,000, an average unemployment rate of 3.9%, and overall wage growth firming. The yield curve flattened as anticipated Federal Reserve rate hikes lifted the short end. The long end remained somewhat anchored due to still subdued, but slightly higher, inflation expectations and strong demand for longer Treasuries, which continued to look attractive in the global context.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Source: Yahoo Finance

Source: Barclays Live

Treasury Rates

Over the quarter, Treasury rates rose somewhat and the yield curve flattened, as shown in the respective graphs. As expected, the Federal Reserve hiked the fed funds rate on June 13 in the context of a strong labor market, growth of household and business spending, and inflation close to its target. The markets interpreted Fed comments as suggesting two more rate hikes this year as well as a slightly more hawkish approach going forward. The growing possibility of an inverted yield curve, which has preceded all nine recessions in the past six decades, has led some market participants to believe that a recession is looming and to increase buying of longer Treasuries in lieu of riskier assets. However, since the current expansion has been gradual and inflation has been stubbornly low, an inverted yield curve may not result in the same outcome.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Source: Bloomberg L.P.

Spreads

Spreads widened across credit products for the second quarter as a whole. With investors moving from corporate bonds into U.S. Treasuries, investment grade corporate spreads widened significantly, with the sector providing excess returns of -100 basis points for the quarter. Despite their lack of credit risk, spreads on government/agency multifamily MBS in HIT’s portfolio also widened somewhat. Historical spreads for generic “benchmark” multifamily MBS are shown below.

Source: HIT and Securities Dealers

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Moving Forward

The Federal Reserve is expected to stay on the path of tightening as the economy continues to hover around full employment and inflation expectations rise. However, significant geopolitical risks remain and tensions between major powers have elevated, including trade and tariff disputes between the U.S. and the rest of the world. Furthermore, the spike in volatility this year shows that the equity markets are very sensitive to negative news. Higher oil and energy prices and higher borrowing costs may dampen consumer spending. In this unpredictable environment, we believe that investors’ portfolios should be diversified.

With significant U.S. equity appreciation over the past nine plus years, an economic slowdown or geopolitical event could lead to a major equity correction. High credit quality fixed income tends to perform well during equity market downturns and recessions. HIT’s very low credit risk and stable income should help balance riskier assets.

The HIT plans to continue to execute its patient long-standing strategy, with its overweight in government/agency multifamily mortgage securities. Because these multifamily MBS generally offer higher yields than comparable securities with similar credit and interest rate risks and construction-related securities tend to offer even higher yields, a growing volume of the latter should benefit HIT’s returns. In the current environment, we continue to see value in multifamily MBS and believe HIT’s portfolio will remain attractive on a relative basis.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

June 30, 2018

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.1%	72.0%	Effective Duration	5.54	5.99
A & Below	0.1%	24.3%	Convexity	0.06	0.17
Yield			Call Risk
Current Yield	3.37%	3.11%	Call Protected	75%	72%
Yield to Worst	3.49%	3.28%	Not Call Protected	25%	28%

Taking into account market volatility, elevated geopolitical uncertainty, monetary policy normalization, and historically low interest rates, the HIT plans to continue managing its duration to be slightly shorter than the Barclays Aggregate. This duration position should help contribute to HIT’s performance relative to the Barclays Aggregate as interest rates rise, while keeping the duration long enough to aid in its efforts to seek to generate competitive absolute returns if interest rates fall.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.10%	0	6.10
Agencies	-0.16%	-28	4.19
Single family agency MBS (RMBS)	0.24%	15	5.10
Corporates	-0.98%	-100	7.26
Commercial MBS (CMBS)	-0.06%	0	5.31
Asset-backed securities (ABS)	0.42%	17	2.11
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/18	6/30/18	Change
3 Month	1.700%	1.912%	0.212%
6 Month	1.914%	2.105%	0.191%
1 Year	2.082%	2.312%	0.230%
2 Year	2.266%	2.528%	0.262%
3 Year	2.383%	2.622%	0.239%
5 Year	2.562%	2.738%	0.176%
7 Year	2.684%	2.822%	0.138%
10 Year	2.739%	2.860%	0.121%
30 Year	2.974%	2.989%	0.015%
Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2018

Net Assets	$5,986,004,988
Portfolio Effective Duration	5.539 years
Portfolio Average Coupon	3.34%
Portfolio Current Yield[1]	3.37%
Portfolio Yield to Worst[1]	3.49%
Convexity	0.062
Maturity	9.422 years
Average Price	98.96
Number of Holdings	986

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	71.79%
Agency Single-Family MBS	22.25%
U.S. Treasury	3.08%
AAA Private-Label CMBS	1.88%
Cash & Short-Term Securities	1.00%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.25%
CMBS – Agency Multifamily*	67.74%
U.S. Treasury Notes/Bonds	3.08%
State Housing Permanent Bonds	5.01%
State Housing Construction Bonds	0.83%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	1.00%
* Includes multifamily MBS (58.26%), multifamily Construction MBS (7.60%), and AAA Private-Label CMBS (1.88%).

Geographical Distribution of Long-Term Portfolio:3

West	9.69%
Midwest	13.19%
South	16.20%
East	14.22%
National Mortgage Pools	46.70%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q2 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	1.00%	5-5.99 years	14.78%
0-0.99 years	15.98%	6-6.99 years	10.39%
1-1.99 years	3.37%	7-7.99 years	11.05%
2-2.99 years	3.79%	8-8.99 years	13.24%
3-3.99 years	6.74%	9-9.99 years	3.38%
4-4.99 years	11.97%	Over 10 years	4.30%

Maturity Distribution (based on average life):

0 – 1 year	5.03%
1 – 2.99 years	6.17%
3 – 4.99 years	16.97%
5 – 6.99 years	21.95%
7 – 9.99 years	35.93%
10 – 19.99 years	11.56%
Greater than 20 years	2.39%

Quality Distribution: 4

U.S. Government or Agency	92.47%
AAA	2.66%
AA	3.78%
A	0.00%
Not Rated	0.09%
Cash	1.00%

Bond Sector Distribution: 4,5

MBS	96.89%
Treasury	3.11%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents.

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